                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 4, 2005

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                         URSTADT BIDDLE PROPERTIES INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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      STATE OF MARYLAND                 1-12803                 04-2458042
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(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)

        321 RAILROAD AVENUE, GREENWICH, CT                          06830
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

                                 (203) 863-8200
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
                                       ---
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

As previously disclosed in Urstadt Biddle Properties Inc.'s (the "Company's")
Form 10-Q for the three months ended January 31, 2005, the Company has entered into a purchase and sale agreement, dated February 3, 2005, to acquire a community shopping center property located in northern Westchester County, New
York, from an unrelated third party. The purchase price for the property is approximately $28.4 million (including approximately $8.2 million of assumed mortgage debt). The property contains approximately 200,000 square feet of rentable space. According to records provided by the seller, the property is currently 99% leased. The closing of the acquisition of this property is subject to customary closing conditions.

The Company is filing, as part of this Current Report on Form 8-K, a statement regarding computation of ratios of earnings to combined fixed charges and preferred stock dividends for the three months ended January 31, 2004 and 2005 and the five years ended October 31, 2000, 2001, 2002, 2003 and 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          EXHIBIT NO.                      DESCRIPTION
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               12.1        Statement Regarding Computation of Ratios
                           of Earnings to Combined Fixed Charges and
                           Preferred Stock Dividends

                                       -2-

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2005                            URSTADT BIDDLE PROPERTIES INC.
                                               (Registrant)

                                               By:    /s/ James R. Moore
                                                      --------------------------
                                               Name:  James R. Moore
                                               Title: Executive Vice President &
                                                      Chief Financial Officer

                         URSTADT BIDDLE PROPERTIES INC.
                                INDEX TO EXHIBITS

         EXHIBIT NO.                      DESCRIPTION
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              12.1          Statement Regarding Computation of Ratios
                            of Earnings to Combined Fixed Charges and
                            Preferred Stock Dividends